Leases	12 Months Ended
Mar. 31, 2025
Leases [Abstract]
LEASES
11.	LEASES

On March 21, 2023, the Group entered into a lease agreement for executive and administrative offices in Hong Kong, under a three-year lease that expire in March 2026.

On March 1, 2023, the Group entered into lease agreements for factory space and dormitories located in Shenzhen, China that expire in February 2026.

On March 29, 2019, the Group entered into a lease agreement for factory space located in Yangon, Myanmar that expire in March 2069. The lease for the factory space has a term of 50 years, Kayser Myanmar has the option to extend the lease term for two consecutive 10-year terms on the same terms and conditions as in effect for the initial 50-year period. Kayser Myanmar is obligated under the lease to make monthly lease payment equal to 10 million Myanmar Kyat (equivalent to $4.8 per month as of March 31, 2025).

During the year ended March 31, 2019, Kayser Myanmar has paid Konig Company $950 as prepaid rent under the lease, approximately 12 years of rental payments.

In January 2024, Kayser Myanmar has further advanced $123 (equivalent to MMK 259 million) as prepaid rent under the lease, approximately 2 years of rental payments, the Group subsequently measured the lease liability, with an adjustment to the corresponding ROU asset. Accordingly, lease liabilities were decreased by $53 and ROU asset was increased by $70.

For the year ended March 31, 2024, as the estimated undiscounted future cashflows are less than the carrying value of ROU assets, an impairment loss of $527 was recognized. Income approach was used to measure the fair value of assets and liabilities. Impairment loss was recognized as the adverse changes in the business climate negatively impact the Group’s business operations. No impairment of ROU assets was recognized during the years ended March 31, 2023 and 2025.

	2023		2024		2025
	$		$		$

Operating lease cost	888	*	696	*	689	*
Weighted Average Remaining Lease Term - Operating leases	8.15 years		8.77 years		8.75 years
Weighted Average Discount Rate - Operating leases	7.56%^		8.06%^		8.14%^

*	Included unconditional government subsidy $247, $nil and $nil for factory space and dormitories located in Shenzhen in 2023, 2024 and 2025 respectively.

^	The interest rate used to determine the present value of the future lease payments is the Group’s incremental borrowing rate (“IBR”), because the interest rate implicit in most of the Group’s leases is not readily determinable. The IBR is a hypothetical rate based on the Group’s understanding of what its credit rating would be to borrow and resulting interest the Group would pay to borrow an amount equal to the lease payments in a similar economic environment over the lease term on a collateralized basis.

The following is a schedule, by years, of maturities of lease liabilities as of March 31, 2025:

Operating leases
$
Year ending March 31,
2026	641
2027	42
2028	-
2029	-
2030	-
Thereafter	1,213
Total undiscounted cash flows	1,896
Less: imputed interest	(1,086)
Present value of lease liabilities	810